                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                               FORM 8-K/A No. 2


                                CURRENT REPORT


                  FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 24, 1997



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)




          MARYLAND                     1-9106                  23-2413352
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)             file number)         Identification Number)



             16 CAMPUS BOULEVARD, NEWTOWN SQUARE, PENNSYLVANIA 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On January 24, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired a portfolio of five office buildings (collectively, the "Acquired Properties") containing an aggregate of approximately 290,000 net rentable square feet, as more fully described below:


                  1. 1120 Executive Plaza, Mt. Laurel, New Jersey, containing approximately 95,124 net rentable square feet. As of January 24, 1997, this property was 95.44% leased to seven (7) tenants.

                  2. 1000 Howard Boulevard, Mt. Laurel Corporate Park, Mt. Laurel, New Jersey, containing approximately 105,312 net rentable square feet. As of January 24, 1997, this property was 99.56% leased to four (4) tenants.

                  3. Building 2, Executive Court Business Park, Evesham Township, New Jersey, containing approximately 37,517 net rentable square feet. As of January 24, 1997, this property was 95.07% leased to twelve (12) tenants.

                  4. Building 4A, Executive Court Business Campus, Evesham Township, New Jersey, containing approximately 24,687 net rentable square feet. As of January 24, 1997, this property was 90.61% leased to six (6) tenants.

                  5. Building 4(B), Executive Court Business Campus, Evesham, New Jersey, containing approximately 26,982 net rentable square feet. As of January 24, 1997, this property was 82.84% leased to two (2).



                  The net purchase price for the Acquired Properties totaled $31,299,721. The Operating Partnership paid the purchase price as follows: (i) $7,000,000 was paid through a borrowing under the revolving credit facility previously established with Smith Barney Mortgage Capital Group, Inc., and NationsBank, N.A., (ii) $12,156,557.72 was paid through an assumption by the Operating Partnership of mortgage indebtedness encumbering 1120 Executive Plaza and 1000 Howard Boulevard, Mt. Laurel Corporate Park, held by Sun Life Assurance Company of Canada (U.S.) ("Sun Life"), and (iii) the balance, including closing expenses, was paid with existing cash reserves.

                  The debt held by Sun Life encumbering 1120 Executive Plaza carried an outstanding principal balance of $6,137,968 as of January 24, 1997, with principal and accrued interest paid through December 31, 1996; the next installment of principal and interest being due

February 1, 1997. Interest is payable at the contract rate of 9.875% per annum, with monthly installments of principal and interest payable in the amount of $69,353 each. The loan matures on March 1, 2002, and requires the payment of a specified premium for prepayment.

                  The debt held by Sun Life encumbering 1000 Howard Boulevard, Mt. Laurel Corporate Park carried an outstanding principal balance of $6,018,589 as of January 24, 1997, with principal and accrued interest paid through December 31, 1996, the next installment of principal and interest being due February 1, 1997. Interest is payable at the contract rate of 9.25% per annum, with monthly installments of principal and interest payable in the amount of $66,897 each. The loan matures on November 1, 2004 and requires the payment of a specified premium for prepayment. The Operating Partnership's assumption of the aforesaid debt was specifically approved by Sun Life.

                  In consideration for purchasing the Acquired Properties, the Company also acquired from MLCP Associates Limited Partnership an option to acquire a parcel of land containing approximately 8 acres, located in the Mt. Laurel Corporate Park, Mt. Laurel, New Jersey, immediately adjacent to the 1000 Howard Boulevard property described above. The purchase price for the option property is $1,000,000, and the option may be exercised at any time during the Initial Option Period which expires July 23, 1999. The Operating Partnership has the right to extend the Option Period until June 30, 2000, by paying an extension fee of $100,000, and upon such other terms and conditions as are set forth in the Option Agreement dated as of January 24, 1997. The Option Property is currently unimproved.

                  The sellers of the Acquired Properties, 1120 Associates Limited Partnership, a Delaware limited partnership, by Palomino Corporation, its general partner, MLCP Associates Limited Partnership, a Delaware limited partnership, by MLCP General Corporation, its general partner, and Executive Court Associates Limited Partnership, a Delaware limited partnership, by Palomino Corporation, its general partner, are parties unaffiliated with the Company and the Operating Partnership. The purchase price for the Acquired Properties was determined by arm's-length negotiation between the Company and the sellers.

                  The table set forth below shows certain information regarding rental rates and lease expirations for the Acquired Properties.

                           Scheduled Lease Expirations
                            (The Acquired Properties)

             Number of Leases         Rentable Square
              Expiring Within       Footage Subject to         Final Annualized Base           Percentage of Total Final
 Year of        the Year at              Expiring              Rent From Acquired             Annualized Base Rent From
  Lease           Acquired           Leases at Acquired              Properties                    Acquired Properties
Expiration     Properties(1)             Properties           Under Expiring Leases(2)            Under Expiring Leases
----------    -------------             ----------           ------------------------            ---------------------
1997                 6                    54,007                      998,887                           21.06%
1998                 5                     7,919                       90,949                            1.92%
1999                 5                    14,493                      160,401                            3.38%
2000                 6                   137,021                    2,432,347                           51.27%
2001                 7                    23,209                      288,133                            6.07%
2002                 2                    13,306                      268,110                            5.65%
2003
2004
2005
2006 and             1                    26,070                      504,976                           10.65%
thereafter
Total               32                   276,025                    4,743,803                          100.00%
                ===========           ==============               ============                    =================

---------------------

(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. The Financial Statements of the Columbia Acquisition Properties are included on pages F-13 to F-16.

         (b) Pro Forma Financial Information. Pro Forma financial information is included on pages F-2 to F-12.

         (c) Exhibits.

             10.1*    Agreement of Sale - 1120 Executive Plaza, Mount Laurel Corporate Park,
                      Executive Court and Option Parcel.
             10.2*    Assumption, Modification and Release Agreement - 1120 Executive
                      Plaza.
             10.3*    Assumption, Modification and Release Agreement - 1000 Howard
                      Boulevard, Mt. Laurel, New Jersey.
             10.4*    Option Agreement - Lot 8, Block 1104, Mount Laurel, New Jersey.
             10.5*    Sun Life Mortgage Note - 1120 Associates Limited Partnership.
             10.6*    Sun Life Mortgage and Security Agreement - 1120 Associates Limited
                      Partnership.
             10.7*    Sun Life Letter - 1120 Associates Limited Partnership.
             10.8*    Sun Life Mortgage Note - MLCP Associates Limited Partnership.
             10.9*    Sun Life Mortgage and Security Agreement - MLCP Associates Limited
                      Partnership.
             10.10*   Sun Life Letter - MLCP Associates Limited Partnership.
             23.1     Consent of Arthur Andersen LLP

-------------
 * Previously filed as an exhibit to the Form 8-K dated January 24, 1997.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BRANDYWINE REALTY TRUST


Date:  February 24, 1997                By:      /s/ Gerard H. Sweeney
                                            ----------------------------------
                                        Title:   President and Chief Executive
                                                 Officer

                           BRANDYWINE REALTY TRUST

                        INDEX TO FINANCIAL STATEMENTS


I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

     * Pro Forma Condensed Consolidating Balance Sheet as of
       September 30, 1996. . . . . . . . . . . . . . . . . . . . . . .     F-3

     * Pro Forma Condensed Consolidating Statements of Operations
       for the Year Ended December 31, 1995, and the Nine-Months Ended
       September 30, 1996. . . . . . . . . . . . . . . . . . . . . . .     F-4

     * Notes and Management's Assumptions to Unaudited Pro Forma
       Condensed Consolidating Financial Information . . . . . . . . .     F-6



II.  COLUMBIA ACQUISITION PROPERTIES

     * Report of Independent Public Accountants. . . . . . . . . . . .     F-13

     * Statements of Revenue and Certain Expenses for the Year Ended
       December 31, 1996, the Year Ended December 31, 1995 (Unaudited),
       and the Nine-Months Ended September 30, 1996 (Unaudited). . . .     F-14

     * Notes to Statements of Revenue and Certain Expenses . . . . . .     F-15

                            BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

     The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company) as of September 30, 1996, and the pro forma condensed consolidating statements of operations for the year ended December 31, 1995 and the nine-month period ended September 30, 1996.

     The unaudited pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on September 30, 1996, for balance sheet purposes, and at the beginning of the period presented, for purposes of the statements of operations:


     - This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company, the SSI/TNC Properties, the LibertyView Building, the Acquisition Properties and the Columbia Acquisition Properties (defined below) and the related notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the transactions consummated have been made.


     - The Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "Offering").


     - The $774,000 loan from the RMO Fund was satisfied by the Company by the issuance of 46,321 Paired Units to the RMO Fund.

     - The Company acquired its partnership interests in the Operating Partnership.

     - The Operating Partnership acquired the 19 SSI/TNC Properties in connection with the SSI/TNC transaction.

     - The Company acquired the LibertyView Building.


     - In conjunction with the Offering the Company acquired the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive, and 8000 Lincoln Drive (hereinafter referred to as the "Acquisition Properties") for $26,444,000 of Preferred Shares, $3,225,000 of deferred payments, $56,000 of warrants and $23,658,000 of cash.

     - The Company contributed the net proceeds from the Offering and related transactions to the Operating Partnership in exchange for 6,206,060
       GP Units.

     - The Company issued 636,363 Common Shares at $16.50 per share to SERS Voting Trust, in exchange for $10.5 million and contribute such proceeds to the Operating Partnership in exchange for 636,363 GP Units.

     - Following the Offering and the application of the net proceeds therefrom, the Operating Partnership repaid $49,805,000 of indebtedness secured by the Properties, $764,000 of loans made by SSI to the Operating Partnership and a $500,000 prepayment penalty.

     - The Company issued 709,090 Common Shares at $16.50 per share in the Morgan Stanley Private Placement and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

     - The Operating Partnership acquired the Columbia Acquisition Properties for $31,300,000 paid as follows: (i) $7,000,000 of borrowings under the Company's revolving credit facility, (ii) $12,157,000 through an assumption by the Operating Partnership of mortgage indebtedness encumbering two of the office buildings and (iii) the $12,324,000 balance, including closing costs of $181,000 in cash.


     The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1996, nor does it purport to represent the future financial position and the results of operations of the Company.

\
                            BRANDYWINE REALTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET

                    AS OF SEPTEMBER 30, 1996 (NOTES 1 AND 2)
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                               BRANDYWINE
                                              REALTY TRUST                           COLUMBIA      PRO FORMA
                                               HISTORICAL         ACQUISITION       ACQUISITION    OFFERING      PRO FORMA
                                             CONSOLIDATED(A)     PROPERTIES(B)     PROPERTIES(K)  ADJUSTMENTS   CONSOLIDATED
                                             ---------------     -------------     -------------  ------------   ------------
Assets:
  Real estate investments, net...........     $  98,818          $  52,218        $  31,481       $     --          $182,517
  Cash and cash equivalents..............         1,859            (23,658)         (12,324)        39,952 (C)         5,829
  Escrowed cash..........................           966              1,355               --           (145)(D)         2,176
  Deferred costs, net....................         2,290                 --               --            355 (E)         2,645
  Other assets...........................         2,250               (190)              --             --             2,060
                                               --------            -------          -------       --------          --------
          Total assets...................     $ 106,183          $  29,725        $  19,157         40,162          $195,227
                                               ========            =======          =======       ========          ========
LIABILITIES:
  Mortgages and notes payable............     $  83,020          $   3,225        $  19,157        (51,343)(F)      $ 54,059
  Other liabilities......................         3,096                 --               --           (745)(G)         2,351
                                               --------            -------          -------       --------          --------
          Total liabilities..............        86,116              3,225           19,157        (52,088)           56,410
                                               --------            -------          -------       --------          --------
MINORITY INTEREST........................         8,758                 --               --             --             8,758
                                               --------            -------          -------       --------          --------
Convertible Preferred Shares.............            --             26,444               --             --            26,444
                                               --------            -------          -------       --------          --------
BENEFICIARIES' EQUITY:
  Common shares of beneficial interest...             9                 --               --             60(H)             69
  Additional paid-in capital.............        20,443                 --               --         91,942(I)        112,385
  Stock warrants.........................           658                 56               --            248(J)            962
  Accumulated equity (deficit)...........        (9,801)                --               --             --            (9,801)
                                               --------            -------          -------        -------          --------
          Total beneficiaries' equity....        11,309                 56               --         92,250           103,615
                                               --------            -------          -------        -------          --------
          Total liabilities and
            beneficiaries' equity........     $ 106,183          $  29,725        $  19,157        $40,162          $195,227
                                               ========            =======          =======        =======          ========


The accompanying notes and management assumptions are an integral part of these statements.

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1995 (NOTES 1 AND 3)
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                             TOTAL
                                                           ADJUSTED
                                                            SSI/TNC
                                                          PROPERTIES
                                          BRANDYWINE          AND
                                            REALTY        LIBERTYVIEW        TOTAL
                                            TRUST          BUILDING        ADJUSTED       COLUMBIA
                                          HISTORICAL       COMBINED       ACQUISITION    ACQUISITION     PRO FORMA       TOTAL PRO
                                         CONSOLIDATED     HISTORICAL      PROPERTIES     PROPERTIES       OFFERING         FORMA
                                             (A)              (B)             (C)            (L)         ADJUSTMENT     CONSOLIDATED
                                         ------------    -------------    -----------    -----------     ----------     ------------
Revenue:
  Base rents...........................    $  3,517         $ 8,948         $ 6,348      $   5,032       $     --        $   23,845
  Tenant reimbursements................          66           3,430             450            393             --             4,339
  Other................................          83               3              --             31             --               117
                                             ------         -------          ------        -------          -------         -------
          Total revenue................       3,666          12,381           6,798          5,456             --            28,301
                                             ------         -------          ------        -------          -------         -------
Operating expenses:
  Interest.............................         793           6,700             258          1,680           (4,529)(D)       4,902
  Depreciation and amortization........       1,402           4,090           1,671          1,007              415(E)        8,585
  Property expenses....................       1,608           4,222           3,408          2,004              891(G)       12,133
  General and administrative...........         682             670              --             --             (562)(H)         790
                                             ------         -------          ------        -------          -------         -------
          Total operating expenses.....       4,485          15,682           5,337          4,691           (3,785)         26,410
                                             ------         -------          ------        -------          -------         -------
          Income (loss) before minority
            interest...................        (819)         (3,301)          1,461            765            3,785           1,891
Minority interest in income (loss).....           5          (1,182)             --             --            1,370(F)          193
                                             ------         -------          ------        -------          -------         -------
Income (loss) before uncombined entity
  and extraordinary items..............        (824)         (2,119)          1,461            765            2,415           1,698
Equity income of management company....          --             179              --             --             (107)(I)          72
                                             ------         -------          ------        -------          -------         -------
Income (loss) before extraordinary
  items................................        (824)         (1,940)          1,461            765            2,308           1,770
Income allocated to Preferred Shares...          --              --              --             --            2,248(J)        2,248
                                             ------         -------          ------        -------          -------         -------
Income (loss) allocated to
  Common Shares........................    $   (824)        $(1,940)        $ 1,461       $    765         $    60       $     (478)
                                             ======         =======          ======        =======         =======          =======
Earnings (loss) per share before
  extraordinary items:.................

  Income (loss) allocated to Common
     Shares............................    $  (1.32)                                                                     $    (0.07)
                                             ======                                                                         =======
Weighted average number of shares
  outstanding including share
  equivalents..........................     624,791                                                                       6,909,016
                                             ======                                                                       =========


The accompanying notes and management assumptions are an integral part of these statements.

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
       FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1996 (NOTES 1 AND 3)
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                             TOTAL
                                                           ADJUSTED
                                                            SSI/TNC
                                                          PROPERTIES
                                          BRANDYWINE          AND
                                            REALTY        LIBERTYVIEW        TOTAL
                                            TRUST          BUILDING        ADJUSTED       COLUMBIA
                                          HISTORICAL       COMBINED       ACQUISITION    ACQUISITION    PRO FORMA       TOTAL PRO
                                         CONSOLIDATED     HISTORICAL      PROPERTIES     PROPERTIES      OFFERING         FORMA
                                             (A)              (B)             (C)            (L)       ADJUSTMENT      CONSOLIDATED
                                         ------------    -------------    -----------    ----------    ----------      ------------
Revenue:
  Base rents...........................    $  4,063         $ 5,714         $ 5,828       $  3,882      $     --       $   19,487
  Tenant reimbursements................         467           2,511             277            178            --            3,433
  Other................................          69             100              --             90            --              259
                                            -------         -------          ------        -------      --------        ---------
                                              4,599           8,325           6,105          4,150            --           23,179
                                            -------         -------          ------        -------      --------        ---------
Operating expenses:
  Interest.............................       1,342           3,783             194          1,260        (2,874)(D)        3,705
  Depreciation and amortization........       1,173           2,819           1,253            755           311(E)         6,311
  Property expenses....................       1,867           2,831           2,724          1,395           605(G)         9,422
  General and administrative...........         439             715              --             --          (567)(H)          587
                                            -------         -------          ------        -------      --------        ---------
          Total operating expenses.....       4,821          10,148           4,171          3,410        (2,525)          20,025
                                            -------         -------          ------        -------      --------        ---------
          Income (loss) before minority
            interest...................        (222)         (1,823)          1,934            740         2,525            3,154
Minority interest in income (loss).....         (40)           (513)                            --           796(F)           243
                                            -------         -------          ------        -------      --------        ---------
Income (loss) before uncombined entity
  and extraordinary items..............        (182)         (1,310)          1,934            740         1,729            2,911
Equity income of management company....          54              75                             --           115(I)           244
                                            -------         -------          ------        -------      --------        ---------
Income (loss) before extraordinary
  items................................    $   (128)        $(1,235)        $ 1,934       $    740         1,844       $    3,155
Income (loss) allocated to Preferred
  Shares...............................          --              --              --             --         1,686(J)         1,686(I)
                                            -------         -------          ------        -------      --------        ---------
Income (loss) allocated to Common
  Shares...............................    $   (128)        $(1,235)        $ 1,934       $    740      $    158       $    1,469
                                            =======         =======          ======        =======      ========        =========
Earnings per common share before
  extraordinary items..................

  Income (loss) allocated to Common
     Shares............................    $  (0.19)                                                                   $     0.21
                                            =======                                                                     =========
Weighted average number of shares
  outstanding..........................     676,801                                                                     6,908,053(K)
                                            =======                                                                     =========


The accompanying notes and management assumptions are an integral part of these statements.

                            BRANDYWINE REALTY TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER-SHARE AMOUNTS)

1. BASIS OF PRESENTATION:


     Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of September 30, 1996, the Company owned interests in 24 properties, consisting of 23 suburban office buildings in three states and one industrial property. The Company is the sole general partner and had an approximately 59% interest in Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The minority interests in the Operating Partnership included TNC and other owners, and SSI, which had ownership interests of 31% and 10%, respectively.


     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the Acquisition Properties and the Columbia Acquisition Properties. In management's opinion, all adjustments necessary to reflect the effects of the Offering and the Concurrent
Investments, the acquisitions of the SSI/TNC Properties, the LibertyView Building, the Acquisition Properties and the Columbia Acquisition Properties by the Company have been made.


2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

     (A) Reflects the historical consolidated balance sheet of the Company as of September 30, 1996.

     Acquisition Properties

     (B) Reflects the combined balance sheets of the acquisitions of the Acquisition Properties as follows:


                                                           DELAWARE     700/800
                                                          CORPORATE    BUSINESS      8000
                                              SERS          CENTER      CENTER      LINCOLN
                                          PROPERTIES(I)     I(II)      DRIVE(II)   DRIVE(II)   COMBINED
                                          -------------   ----------   ---------   ---------   --------
    Real estate investments, net........     $29,232       $  12,733    $  7,225    $  3,028   $ 52,218
    Cash and cash equivalents...........        (862)        (12,618)     (7,175)     (3,003)   (23,658)
    Other assets........................          --            (115)        (50)        (25)      (190)
    Escrowed cash.......................       1,355              --          --          --      1,355
                                             -------        --------     -------     -------   --------
              Total assets..............     $29,725       $      --    $     --    $     --   $ 29,725
                                             =======        ========     =======     =======   ========
    Liabilities:
      Mortgages and notes payable.......     $ 3,225       $      --    $     --    $     --   $  3,225
                                             -------        --------     -------     -------   --------
              Total liabilities.........       3,225              --          --          --      3,225
                                             -------        --------     -------     -------   --------
    Convertible Preferred Shares........      26,444              --          --          --     26,444
                                             -------        --------     -------     -------   --------
              Total beneficiaries'
                equity..................          56              --          --          --         56
                                             -------        --------     -------     -------   --------
              Total liabilities and
                beneficiaries' equity...     $29,725       $      --    $     --    $     --   $ 29,725
                                             =======        ========     =======     =======   ========


---------------

(i) The purchase price for the SERS Properties consists of: (i) 481,818 Series A Preferred Shares, convertible, under certain circumstances, into 1,606,060 Common Shares; (ii) two year warrants to purchase 133,333 Common Shares at an exercise price of $25.50 per share and based on a $.42 per warrant value (based on a modified Black Scholes calculation); and (iii) deferred payments aggregating $3.8 million, of which $2.5 million is payable in June 1998 and $1.3 million is due in December 1999. The Company recorded a $575 adjustment to the purchase price to reflect the fair value of the deferred payments. In addition, closing costs of $862 have been capitalized to real estate investments, net.

(ii) Reflects the Company's acquisition of these properties based upon the purchase price plus closing costs as follows:


                                                              PURCHASE     CLOSING
                                                               PRICE        COSTS       TOTAL
                                                              --------     -------     -------
    Delaware Corporate Center I.............................  $ 12,700      $  33      $12,733
    700/800 Business Center Drive...........................     7,100        125        7,225
    8000 Lincoln Drive......................................     3,000         28        3,028
                                                               -------       ----      -------
                                                              $ 22,800      $ 186      $22,986
                                                               =======       ====      =======


     Offering

     (C) Pro forma cash and cash equivalents were determined as follows:


       - Net proceeds from this Offering and from the exercise of the over-allotment option after Underwriting discounts, commissions and expenses of $6,028............................................  $ 69,872
       - Net proceeds from the Morgan Stanley Private Placement............    11,700
       - Net proceeds from the SERS Private Placement......................    10,500
       - Repayment of mortgages and notes payable including related
         costs.............................................................   (51,069)
       - Payment of commitment fee on the Credit Facility..................      (875)
       Other cash activities --
       - Release of escrowed cash resulting from the repayment of mortgage
         notes payable.....................................................       145
       - Payment of accrued interest.......................................      (321)
                                                                             --------
       - Net increase in cash and cash equivalents.........................  $ 39,952
                                                                             ========
(D)    Release of escrowed cash resulting from the repayment of mortgage
       notes payable.......................................................  $   (145)
                                                                             ========
(E)    Reflects the net increase in deferred financing costs as follows:
       - Credit Facility...................................................  $    875
       - Elimination of previously deferred costs..........................      (424)
       - Repayment of mortgage notes.......................................       (96)
                                                                             --------
                                                                             $    355
                                                                             ========
(F)    Reflects the net decrease in mortgages and notes payable:
       - Repayment of mortgages and notes payable from net proceeds of this
         Offering..........................................................  $(50,569)
       - Payment of the note payable to the RMO Fund through the issuance
         of Paired Units...................................................      (774)
                                                                             --------
                                                                             $(51,343)
                                                                             ========

(G)    Reflects the payment of accrued interest in connection with the repayment of mortgages and notes payable and payment of previously
       deferred costs......................................................  $   (745)
                                                                             ========


(H)    Par value of the Common Shares to be issued.........................  $     60
                                                                             ========



(I)    Reflects (i) the issuance of 4,600,000 Common Shares, par value of $.01 per share, at the offering price of $16.50 per share; (ii) the issuance of 709,090
       Common Shares, at $16.50 per share in the Morgan Stanley private placement;
       (iii) the issuance of 636,363 Common Shares at the offering price of $16.50 per share to SERS Voting Trust in connection with the SERS Private Placement;
       and (iv) the issuance of 46,321 Paired Units to the RMO Fund. The following table sets forth the adjustments to additional paid-in capital:

       - Net proceeds from the Offering of Common Shares after
         underwriting discounts and commissions and Offering
         expenses.................................................  $69,872

       Less: Adjusted par value of Common Shares at $.01 par......      (46)   $ 69,826
                                                                    -------
       - Net proceeds from the Concurrent Investments net of par
         value of $13.............................................               22,187
       - Write-off of deferred financing costs....................                  (96)
       - Prepayment of note payable to the RMO Fund, net of par
         value of $1..............................................                  525
       - Prepayment penalty.......................................                 (500)
                                                                                -------
       Net increase in additional paid-in capital.................             $ 91,942
                                                                                =======
(J)    Reflects the issuance of 46,321 warrants to the RMO Fund,
       based on a $5.40 per warrant value (based on a modified
       Black Scholes calculation).................................             $    248
                                                                                =======
(K)    Reflects the combined balance sheets of the Columbia
       Acquisition Properties.



3. ADJUSTMENTS TO PRO FORMA CONDENSED
   CONSOLIDATING STATEMENTS OF OPERATIONS:

     (A)   Reflects the historical consolidated operations of the Company.

     SSI/TNC Transaction and LibertyView Building Acquisition

     (B) Reflects the adjusted historical operations of the SSI/TNC Properties which were acquired on August 22, 1996 and LibertyView Building which was acquired on July 19, 1996. The historical operations of the SSI/TNC Properties exclude the extraordinary gains on restructuring of debt of $5,559 and $494 for the year ended December 31, 1995 and the nine-month period ended September 30, 1996, respectively.

FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                             TOTAL ADJUSTED
                                                                                                SSI/TNC
                                                                                               PROPERTIES
                                                                                                  AND
                                              SSI/TNC                                         LIBERTYVIEW
                                             PROPERTIES     LIBERTYVIEW                         BUILDING
                                             HISTORICAL       BUILDING        PRO FORMA         COMBINED
                                              COMBINED       HISTORICAL      ADJUSTMENTS       HISTORICAL
                                             ----------     ------------     -----------     --------------
Revenue:
  Base rents...............................   $  7,829         $1,119          $    --          $  8,948
  Tenant reimbursements....................      2,895            535               --              3430
  Management fees..........................        617             --             (617)(iv)           --
  Other....................................          3             --               --                 3
                                              ---------        ------          --------         --------
     Total revenue.........................     11,344          1,654             (617)           12,381
                                              ---------        ------          --------         --------
Operating expenses:
  Interest.................................      5,855             --              845(i)          6,700
  Depreciation and amortization............      4,336             --             (246)(ii)        4,090
  Property expenses........................      3,424            798               --             4,222
  General and administrative...............      1,108             --             (438)(iv)          670
                                              ---------        ------          -------          --------
     Total operating expenses..............     14,723            798              161            15,682
     Income (loss) before minority
       interest............................     (3,379)           856             (778)           (3,301)
Minority interest in income (loss).........         --             --           (1,182)(iii)      (1,182)(iii)
                                              ---------        ------          -------          --------
Income (loss) before uncombined entity and
  extraordinary items......................     (3,379)           856              404            (2,119)
Equity income of management company........         --             --              179               179
                                              ---------        ------          -------          --------
Income (loss) before extraordinary items...   $ (3,379)        $  856          $   583          $ (1,940)
                                              ========         ======          =======          ========

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                                 TOTAL
                                                                                                ADJUSTED
                                                                                                SSI/TNC
                                             SSI/TNC                                         PROPERTIES AND
                                            PROPERTIES      LIBERTYVIEW                       LIBERTYVIEW
                                            HISTORICAL        PROPERTY                          BUILDING
                                             COMBINED        HISTORICAL       PRO FORMA         COMBINED
                                           THRU 8/22/96     THRU 7/19/96     ADJUSTMENTS       HISTORICAL
                                           ------------     ------------     -----------     --------------
Revenue:
  Base rents.............................    $  5,059          $  655          $    --          $  5,714
  Tenant reimbursements..................       2,250             261               --             2,511
  Management fees........................         778              --             (778)(iv)           --
  Other..................................         100              --               --               100
                                             --------          ------          -------          --------
     Total revenue.......................       8,187             916             (778)            8,325
                                             --------          ------          -------          --------
Operating expenses:
  Interest...............................       3,322              --              461(i)          3,783
  Depreciation and amortization..........       2,717              --              102(ii)         2,819
  Property expenses......................       2,831              --               --             2,831
  General and administrative.............         599             399             (283)(iv)          715
                                             --------          ------          -------          --------
     Total operating expenses............       9,469             399              280            10,148
     Income (loss) before minority
       interest..........................      (1,282)            517           (1,058)           (1,823)
Minority interest in income (loss).......          --              --             (513)(iii)        (513)
                                             --------          ------          ---------        --------
Income (loss) before uncombined entity
  and extraordinary items................      (1,282)            517             (545)           (1,310)
Equity income of management company......          --              --               75(iv)            75
                                             --------          ------          ---------        --------
Income (loss) before extraordinary
  items..................................    $ (1,282)         $  517          $  (470)         $ (1,235)
                                             ========          ======          =======          ========

                                                                                               FOR THE
                                                                                             PERIOD FROM
                                                                                           JANUARY 1, 1996
                                                                                               TO THE
                                                                          FOR THE            RESPECTIVE
                                                                        YEAR ENDED           ACQUISITION
                                                                     DECEMBER 31, 1995          DATE
                                                                     -----------------     ---------------
          (i) Reflects the increase in interest expense resulting
              from:
      -    the Note payable to SSI (which bears interest at
           prime) assuming a prime rate of 8.25%.................          $  33                $  21
      -    the Mortgage and notes payable of the LibertyView
           Building, with effective rates of 8% per annum........            750                  406
      -    the Note payable to the RMO fund (which bears interest
           at prime) assuming a prime rate of 8.25%..............             62                   34
                                                                           -----                -----
                                                                           $ 845                $ 461
                                                                           =====                =====
        (ii) Reflects the (decrease) increase in depreciation and
             amortization as follows:
      -    Depreciation of capitalized costs from the SSI/TNC
           Transaction included in real estate investments.......          $  33                $  24
      -    Depreciation of buildings acquired over a 25-year
           useful life and tenant improvements and other
           furniture, fixtures and equipment (FF&E) over five
           years in general......................................           (563)                 (76)
      -    Depreciation of the LibertyView Building over a
           35-year useful life...................................            244                  132
      -    Amortization of deferred financing costs related to
           the LibertyView Building..............................             40                   22
                                                                           -----                -----
                                                                           $(246)               $ 102
                                                                           =======              =====

     (iii) Minority interest in income (loss) has been reflected in accordance with the terms of the Operating Partnership Agreement. As of September 30, 1996, the Company owns 59% of the Operating Partnership. The remaining 41% of the Operating Partnership is owned by TNC, SSI and the other owners whose interests are reflected as minority interest. The adjustments to record the income effect of minority interest share of loss for the periods ended December 31, 1995, and September 30, 1996, in the pro forma statements of operations were computed as follows:

                                                       FOR THE               FOR THE
                                                      YEAR ENDED           NINE-MONTHS
                                                     DECEMBER 31,             ENDED
                                                         1995           SEPTEMBER 30, 1996
                                                     ------------       ------------------
          SSI/TNC Properties loss before Minority
            Interest...............................    $ (3,379)             $ (1,282)
          Impact of pro forma adjustments..........         497                    31
                                                       --------              --------
                    Total loss.....................    $ (2,882)             $ (1,251)
                                                       ========              ========
          Pro forma minority interest in loss
            (41%)..................................    $ (1,182)             $   (513)
                                                       ========              ========

     (iv) Reflects the results of operations of the Management Company from third party management services as accounted for using the equity method.

     Acquisition Properties

     (C) Reflects the combined pro forma statements of operations of the Acquisition Properties for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively.

                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                              DELAWARE         700/800
                                 SERS         CORPORATE        BUSINESS       8000 LINCOLN      PRO FORMA      COMBINED
                             PROPERTIES(I)   CENTER I(I)   CENTER DRIVE(I)      DRIVE(I)     ADJUSTMENTS(II)    TOTAL
                             -------------   -----------   ----------------   ------------   ---------------   --------
Revenue:
  Base rents................    $ 4,366         $ 410            $567            $1,005          $    --        $6,348
  Tenant reimbursements.....        238            --             188                24               --           450
                                 ------         -----            ----              ----         --------        ------
                                  4,604           410             755             1,029               --         6,798
                                 ------         -----            ----              ----         --------        ------
Operating expenses:
  Interest..................         --            --              --                --              258(ii)       258
  Depreciation and
    amortization............         --            --              --                --            1,671(iii)    1,671
  Property expenses.........      2,236           502             305               365               --         3,408
                                 ------         -----            ----              ----         --------        ------
    Total operating
      expenses..............      2,236           502             305               365            1,928         5,337
                                 ------         -----            ----              ----         --------        ------
    Income (loss) before
      minority interest.....    $ 2,368         $ (92)           $450            $  664          $(1,928)       $1,461
                                 ======         =====            ====              ====         ========        ======


                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996


                                              DELAWARE         700/800
                                 SERS         CORPORATE        BUSINESS       8000 LINCOLN      PRO FORMA      COMBINED
                             PROPERTIES(I)   CENTER I(I)   CENTER DRIVE(I)      DRIVE(I)     ADJUSTMENTS(II)    TOTAL
                             -------------   -----------   ----------------   ------------   ---------------   --------
Revenue:
  Base rents................    $ 3,435        $ 1,666           $533             $194           $    --        $5,828
  Tenant reimbursements.....        213             --             62                2                --           277
                                 ------          -----           ----             ----          --------        ------
                                  3,648          1,666            595              196                --         6,105
                                 ------          -----           ----             ----          --------        ------
Operating expenses:
  Interest..................         --             --             --               --               194(ii)       194
  Depreciation and
    amortization............         --             --             --               --             1,253(iii)    1,253
  Property expenses.........      1,862            452            221              189                --         2,724
                                 ------          -----           ----             ----          --------        ------
    Total operating
      expenses..............      1,862            452            221              189             1,447         4,171
                                 ------          -----           ----             ----          --------        ------
    Income (loss) before
      minority interest.....    $ 1,786        $ 1,214           $374             $  7           $(1,447)       $1,934
                                 ======          =====           ====             ====          ========        ======


---------------
 (i) Reflects the historical operations of the Acquisition Properties, excluding certain expenses such as interest, depreciation and amortization, professional costs, and other costs not directly related to the future operations of the Acquisition Properties.

(ii) Reflects the interest on the note payable to the Seller of the SERS Properties using an effective rate of 8%.

(iii) Reflects the depreciation of the Acquisition Properties using a 25-year useful life.

                                                           FOR THE
                                                         YEAR ENDED           FOR THE
                                                          DECEMBER          NINE-MONTHS
                                                             31,               ENDED
                                                            1995         SEPTEMBER 30, 1996
                                                         -----------     ------------------
Offering
(D)   Reflects the net reduction of interest expense
      associated with the mortgages and notes payable
      assumed to be repaid using net proceeds from the
      Offering. .......................................    $(4,529)           $ (2,874)
                                                         -----------        ----------
(E)   Reflects the net increase in amortization of
      deferred financing costs related to the mortgage
      notes paid off and the new Credit Facility. .....    $   415            $    311
                                                         -----------        ----------
(F)   Reflects adjustment for minority interest in the
      Operating Partnership of 6%. ....................    $ 1,370            $    796
                                                         -----------        ----------
(G)   To record management fees charged by the
      Management Company. .............................    $   891            $    605
                                                         -----------        ----------
(H)   To transfer general and administrative expenses
      to the Management Company. ......................    $  (562)           $   (567)
                                                         -----------        ----------
(I)   To record share of income (loss) from the
      Management Company...............................    $  (107)           $    115
                                                         -----------        ----------
(J)   To record dividends on 481,818 Preferred Shares
      at an annual rate of $4.67 per share. ...........    $ 2,248            $  1,686
                                                         -----------        ----------
(K)   Reflects the weighted average number of Common
      Shares outstanding including share equivalents.
      If all Units (509,856) were converted as of
      January 1, 1995, the weighted average number of
      shares outstanding would have been 6,818,872 and
      6,817,910, respectively. ........................

Columbia Acquisition Properties
(L) Reflects the combined pro forma statements of operations of the Columbia Acquisition Properties for the year ended December 31, 1995 and the nine months ended September 30, 1996. Revenues and property expenses reflect historical operations, excluding certain expenses which are not directly related to the future operations of the properties. Interest expense reflects pro forma interest on assumed debt using an effective rate of 7.5% on borrowings under the revolving credit facility, and an effective rate of 9.5% on assumed debt. Depreciation expense is presented using a 25-year useful life.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of the Columbia Acquisition Properties described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of the Columbia Acquisition Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Columbia Acquisition Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                               ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
    February 11, 1997

                         COLUMBIA ACQUISITION PROPERTIES


    COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES (Notes 1, 2 and 3)

                                (In Thousands)

                                                                                        FOR THE
                                                                                        NINE-MONTH
                                                                                        PERIOD ENDED
                                                       FOR THE YEAR ENDED               SEPTEMBER 30,
                                                          DECEMBER 31                   1996
                                                --------------------------              ------------
                                                   1995              1996               (UNAUDITED)
                                                -----------        -------
                                                (UNAUDITED)
REVENUE:
    Base rents (Note 2)                         $  5,032          $  5,146              $  3,882
    Tenant reimbursements                            393               360                   178
    Lease termination income (Note 2)                 31               376                    90
                                                --------          --------              --------

                Total revenue                      5,456             5,882                 4,150

CERTAIN EXPENSES:
    Maintenance and other operating expenses         932              931                    684
    Utilities                                        620              610                    379
    Real estate taxes                                452              438                    332
                                                --------          -------               --------

                Total certain expenses             2,004            1,979                  1,395

REVENUE IN EXCESS OF CERTAIN EXPENSES           $  3,452        $   3,903               $  2,755
                                                ========          =======               ========


The accompanying notes are an integral part of these financial statements.

                         COLUMBIA ACQUISITION PROPERTIES


           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1996

1. BASIS OF PRESENTATION:

On January 24, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired the Columbia Acquisition Properties, a portfolio of five office buildings containing an aggregate of net rentable area of approximately 290,000 square feet, which were 92.6% leased as of December 31, 1996. The net purchase price for the Columbia Acquisition Properties was $31.3 million. The purchase price was paid as follows: (i) $7 million from borrowings under the Company's revolving credit facility, (ii) $12.2 million through an assumption by the Operating Partnership of mortgage indebtedness encumbering two of the office buildings, and (iii) the balance, including closing expenses, from existing cash reserves.

The combined statement of revenue and certain expenses reflects the operations of the Columbia Acquisition Properties located in Mt. Laurel and Evesham Township, New Jersey. This combined statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K as the acquisition has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Columbia Acquisition Properties are maintained on the accounting basis used for federal income tax purposes. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Columbia Acquisition Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

During 1996, the lease with Consolidated Rail Corporation ("Conrail") was amended twice in order to accommodate Conrail's request to vacate a total of 12,779 square feet of leased space. In consideration for these lease modifications, Conrail paid the landlord $41,000 in 1996 and $335,000 on January 15, 1997. These amounts were recorded as lease termination income in the accompanying combined statement of revenue and certain expenses.

Rental revenues earned under leases with Conrail, Computer Sciences Corporation and Fleer Corporation were $1,784,000, $861,000 and $613,000, respectively. All were greater than 10% of the total base rents in 1996.

The Columbia Acquisition Properties are leased to tenants under operating leases with expiration dates extending to the year 2007. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1996, were as follows:

                 1997                                     $4,515,000
                 1998                                      4,025,000
                 1999                                      3,859,000
                 2000                                      2,286,000
                 2001                                        794,000
                 Thereafter                                2,728,000

Certain leases also include provisions requiring tenants to reimburse the Company for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY:

The Company has landscaping services performed by Allen Landscaping Co., an entity owned by a partner of the Columbia Acquisition Properties. Total expenses incurred for these services were $131,000 in 1996.